UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2018

CORPORATE PROPERTY ASSOCIATES 17 – GLOBAL INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52891	20-8429087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY 10020
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

Investor Presentation

On June 17, 2018, Corporate Property Associates 17 — Global Incorporated (“CPA®:17”) and W. P. Carey Inc. (“W. P. Carey”) announced that they had agreed to combine their businesses through a merger pursuant to an Agreement and Plan of Merger (the “Merger”). The investor presentation to be used during calls with CPA®:17’s investors, stockholders, brokers and other parties interested in the proposed Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The investor presentation will also be posted on CPA®:17’s website at http://www.cpa17global.com.

Cautionary Statement Concerning Forward-Looking Statements:

The consummation of the proposed Merger and related transactions is subject to certain conditions, including, among other things, the completion of a solicitation period ending on July 18, 2018 during which CPA®:17 will solicit competing transactions and receipt of the requisite stockholder approvals, and there can be no assurance that the Merger and related transactions will be consummated.

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of CPA®:17 and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed Merger, annualized dividends, funds from operations coverage, integration plans and expected synergies, the expected benefits of the proposed Merger, anticipated future financial and operating performance and results, including estimates of growth and the expected timing of completion of the proposed Merger. These statements are based on current expectations, and actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in CPA®:17’s and W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2017. These risks, as well as other risks associated with the proposed Merger, will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that CPA®:17 and W. P. Carey will file with the SEC in connection with the proposed Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, CPA®:17 does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. W. P. Carey intends to file with the SEC a registration statement on Form S-4 that will include a Joint Proxy Statement/Prospectus and other relevant documents to be mailed by CPA®:17 and W. P. Carey to their respective security holders in connection with the proposed Transactions. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY CPA®:17 AND W. P. CAREY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CPA®:17, W. P. CAREY AND THE PROPOSED

TRANSACTIONS. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials (when they become available) and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing CPA®:17’s website (http://www.cpa17global.com) or by accessing W. P. Carey’s website (http://www.wpcarey.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:17, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 3, 2018 in connection with its 2018 annual meeting of stockholders, and information regarding CPA®:17’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:17 on April 20, 2018 in connection with its 2018 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01  Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.	Description

99.1	Presentation by Corporate Property Associates 17 — Global Incorporated to analysts and investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 17 – Global Incorporated

Date: June 19, 2018	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary